Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Revenues:
Digital Marketing		$ 59,380
Advertising	5,592
Licensing Revenue - related party	215,000	150,000
Total Revenue	220,592	209,380
Cost of goods sold	5,239	9,794
Gross Margin	215,353	199,586
Operating Expenses:
Compensation	59,293	275,409
Officer stock compensation	100,000	725,000
Consulting - related parties	88,083	42,600
Professional Fees	344,474	94,452
Stock based compensation - warrants	3,629,801	1,005,000
General and administrative	629,567	146,006
Total operating expenses	4,851,218	2,288,467
Loss from operations	(4,635,865)	(2,088,881)
Other expense
Income tax provision
Total other expense
Net loss	$ (4,635,865)	$ (2,088,881)
Loss per Share: Basic & Diluted	$ (.04)	$ (.02)
Weighted Average Shares:
Basic	107,472,315	116,518,976
Diluted	123,772,335	132,818,996